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                          MASSACHUSETTS INVESTORS TRUST

                      Supplement to the Current Prospectus


         During the period from July 15, 1997 through October 17, 1997 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay SunAmerica Securities, Inc. 100% of the applicable sales charge on sales of Class A shares of the Fund sold by it during the Sales Period. In addition, MFD will pay SunAmerica Securities, Inc. an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by it during the Sales Period.


                 The date of this Supplement is July 15, 1997.